SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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Bullfrog Gold Corp.

(Name of Registrant as Specified in Its Charter)

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BULLFROG GOLD CORP.

897 Quail Run Drive

Grand Junction, CO

(585) 359-5900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 15, 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bullfrog Gold Corp. The meeting will be held on May 15, 2020 at 11:00 (local time) at Suite 760 - 777 Hornby Street, Vancouver, BC, V6Z 1S4, and will also be available via Zoom at https://zoom.us/j/894351529 (Meeting ID: 894 351 529; find your local number at https://zoom.us/u/atDwE0c6k) for the following purposes:

1.To elect three (3) directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.To ratify the selection of Davidson & Company LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

3.To conduct an advisory vote on executive compensation.

4.To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

5.To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is March 28, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

By Order of the Board of Directors

/s/ David Beling
David Beling
Chief Executive Officer and Director

Dated:	April 13, 2020
Grand Junction, Colorado

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 15, 2020.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at www.eproxy.ca.

BULLFROG GOLD CORP.

897 Quail Run Drive

Grand Junction, CO 81505

(970) 628-1670

PROXY STATEMENT

FOR 2020ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Bullfrog Gold Corp. (“Bullfrog Gold”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of shareholders of the Company to be held on May 15, 2020 at 11:00 local time, at Suite 760 - 777 Hornby Street, Vancouver, BC, V6Z 1S4 (the "Annual Meeting") and will also be available via Zoom at https://zoom.us/j/894351529 (Meeting ID: 894 351 529; find your local number at https://zoom.us/u/atDwE0c6k). A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission ("SEC") is available without charge upon written request to the Company's Secretary at the Company's corporate offices, or from the SEC's website at www.sec.gov.

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 897 Quail Run Drive, Grand Junction, Colorado This proxy statement, together with the accompanying Annual Report on Form 10-K and form of proxy will first be sent to shareholders on or about April 20, 2020 and will also be available on the Company’s website and at the Company’s transfer agent at www.eproxy.ca.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board of Directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on March 28, 2020 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 157,230,237 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting, and 20,229,166 shares of Series B Preferred stock, convertible into one share of common stock. Shares of the Series B Preferred Stock are entitled to vote on an as-converted basis with the common stock, such that each share of Series B Preferred Stock is entitled to 1 vote on each matter at the Annual Meeting.

Pursuant to the Company's bylaws and applicable provisions of the Delaware General Corporation Law, the vote of: (i) a plurality of the shares of common stock and Series B Preferred Stock (on an as-converted basis) present in person or by proxy and entitled to vote will be required to elect members to the Board of Directors, and (ii) the affirmative vote of a majority of shares of common stock and Series B Preferred Stock (on an as-converted basis) cast on this proposal will be required to ratify the appointment of the independent auditors. The advisory votes on executive compensation and the frequency of future advisory votes on executive compensation will not be binding on either the Board of Directors or the Company. However, the Board of Directors will take into account the outcome of the stockholder votes on these proposals at the Annual Meeting when considering future executive compensation arrangements and the frequency of future advisory votes on executive compensation, as applicable. See “How many votes are needed to approve each Proposal?”

The presence, in person or by properly executed proxy, of the holders of shares of common stock and Series B Preferred Stock (on an as-converted basis) entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock and Series B Preferred Stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Bullfrog Gold Corp. is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The Annual Meeting will be held on Friday, May 15, 2020 at 11:00 a.m. (local time) at Suite 760 - 777 Hornby Street, Vancouver, BC, V6Z 1S4 and will also be available via Zoom at https://zoom.us/j/894351529 (Meeting ID: 894 351 529; find your local number at https://zoom.us/u/atDwE0c6k) . However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2019 on or about April 20, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 28, 2020, the record date for the meeting, will be entitled to vote at the annual meeting. On March 28, 2020, there were 157,230,237 shares of common stock (each entitled to one vote) outstanding and 20,229,166 shares of Series B Preferred Stock (each entitled to 1 vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on March 28, 2020, your shares of Bullfrog Gold common stock or Series B Preferred Stock were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 28, 2020, your shares of Bullfrog Gold common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote: the election of three (3) directors to serve until the 2021 Annual Meeting of stockholders; the ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020; the advisory vote on executive compensation; and the advisory vote on the frequency of future advisory votes on executive compensation. Our Board of Directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters for which a vote will be required. However, if any other matters properly come before the Annual Meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock or 1 vote for each share of Series B preferred stock you owned as of March 28, 2020.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock and Series B Preferred Stock (on an as-converted basis) entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

•You are present and vote in person (or through Zoom at set forth in this proxy statement) at the meeting;

•You have properly submitted a proxy card; or

•You have voted via the Internet or by telephone.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy, via the Internet or by telephone.

•To vote in person, come to the annual meeting and we will give you a ballot when you arrive (you may also vote by attending the meeting via Zoom as set forth in this proxy statmenet).

•To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers Internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or to “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Davidson & Company LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the advisory vote on executive compensation. You may vote for the option of one year, two years or three years, or to abstain, on the advisory vote on the frequency of future advisory votes on executive compensation.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Your shares also will be counted as present at the Annual Meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of members to the Board of Directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, the brokerage firm may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote on the election of members to the Board of Directors, the advisory vote on executive compensation, or the advisory vote on the frequency of future advisory votes on executive compensation but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm). We encourage you to provide instructions to your broker to vote your shares for the nominees to the Board of Directors, the advisory vote on executive compensation, and the advisory vote on the frequency of future advisory votes on executive compensation.

How many votes are needed to approve each Proposal?

•Proposal 1 - Election of Directors

Directors are elected by a plurality of the votes represented by the shares of common stock and Series B Preferred Stock (on an as-converted basis) present at the Annual Meeting in person or by proxy. This means that the three (3) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

•Proposal 2 - Ratification of the selection of Davidson & Company LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

To be approved, the ratification of the selection of Davidson & Company LLP as our independent auditors for our 2020 fiscal year, must receive “For” votes from the holders of a majority of shares of common stock and Series B Preferred Stock (on an as-converted basis) cast for this proposal. Broker non-votes will have no effect.

•Proposal 3 - Advisory vote on executive compensation.

The advisory vote on executive compensation (Proposal 3) will not be binding on either the Board of Directors or the Company. However, the Company’s Board of Directors will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in Proposal 3 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

•Proposal 4 - Advisory vote on the frequency of future advisory votes on executive compensation.

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 4), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. The vote on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•You may submit another properly completed proxy card with a later date.

•You may send a written notice that you are revoking your proxy to Corporate Secretary, Bullfrog Gold Corp.,

•You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in our report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

Bullfrog Gold will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as Directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the SEC and for these to be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 24, 2020 to our Corporate Secretary, 897 Quail Run Drive, Grand Junction, CO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of March 28, 2020 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our executive officers and directors, and (iii) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Address	Shares Owned	Percentage
David Beling (1) 897 Quail Run Drive Grand Junction, CO 81505	32,662,204	20.3

Alan Lindsay (2) 10 Market St, Ste 246 Camana Bay Grand Cayman, Cayman Islands KY1-9006	11,307,511	7.0

Kjeld Thygesen (3) No. 7 Hudson House Hortensia Road London, SW 10 0QR	4,000,000	2.5

Tyler Minnick (4) 2216 DaVinci Place Grand Junction, CO 81507	1,305,000	0.8

Eros Resources Corp.	16,500,000	10.1

All executive officers and directors as a group (4 persons)	49,274,715	29.6

(1)Includes the following:

•28,887,204 shares of common stock held by the Beling Family Trust of which David Beling is the trustee and has voting and dispositive power;

•shares underlying options to purchase 2,000,000 shares of common stock at $0.136 per share; and

•shares underlying options to purchase 1,775,000 shares of common stock at $0.025 per share

(2)Includes the following:

•shares underlying options to purchase 1,415,000 shares of common stock at $0.025 per share;

•shares underlying options to purchase 1,500,000 shares of common stock at $0.136 per share;

•shares underlying 375,000 warrants to purchase shares of common stock at $0.15 per share; and

•8,017,511 shares of common stock which includes 151,874 shares of common stock held by Mr. Lindsay’s wife.

(3)Includes the following:

•shares underlying options to purchase 1,000,000 shares of common stock at $0.136 per share;

•shares underlying 500,000 warrants to purchase shares of common stock at $0.10 per share; and

•2,500,000 shares of common stock held by Mr. Thygesen

(4)Includes the following:

•shares underlying options to purchase 355,000 shares of common stock at $0.025 per share; and

•shares underlying options to purchase 500,000 and 350,000 shares of common stock at $0.136 and $0.11 per share, respectively

•100,000 shares of common stock held by Tyler Minnick

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership (“Section 16 Reports”) with the Securities and Exchange Commission (the “SEC”). Based solely on its review of the copies of such Section 16 Reports received by the Company, all Section 16(a) filing requirements applicable to the Company’s Reporting Persons during and with respect to the fiscal year ended December 31, 2019 have been complied with on a timely basis, except that a Form 3 was filed late by Ty Minnick, and a Form 4 was filed late by Ty Minnick, resulting in one transaction not being reported on a timely basis.

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors is established by the Board of Directors. Our Board currently consists of three (3) members, all three (3) of whom have been nominated by the Board for re-election to the Board of Directors at the Annual Meeting.

Thus, at this Annual Meeting, three (3) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of shareholders and until a successor is elected and qualified.

The Company anticipates that the accompanying proxy will be voted in favor of the three persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

For the election of directors, only proxies and ballots, Internet votes or telephone votes marked “FOR” all nominees, “WITHHELD” for all nominees or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the three nominees who receive the most affirmative votes will be elected.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Qualifications that the board considers include nature and breadth of business experience, professional certification, and education.

The names of the nominees, their ages as of March 28, 2020, and certain information about them, including their business experience during the past five years and their directorships of other publicly held corporations, are set forth below.

David Beling

Mr. Beling, 78, was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director on July 27, 2011. Mr. Beling has been a management consultant with D C Beling & Associates, LLC since January 1, 2011 and was Executive Vice President and Chief Operating Officer of Geovic Mining Corp. from January 1, 2004 through December 31, 2010. Mr. Beling has served as a member of the board of directors of NioCorp Developments Ltd., formerly Quantum Rare Earths Dev. Corp since June 6, 2011 and Animas Resources Ltd. since June 5, 2012. Mr. Beling was a member of the Boards of Directors of Coyote Resources, Inc. from March 17, 2011 until September 2011, Romarco Minerals, Inc. until September 2009 and Rare Element Resources until March 2008. Mr. Beling was the President and COO of AZCO Mining Inc. from 1992 through 1996 and the Senior Vice President of Hycroft Resources & Dev. Inc. from 1987 until 1992. He previously worked for several major US and junior Canadian mining companies. Mr. Beling was chosen as a director of the Company based on his extensive professional, management and executive experience in the mining industry, particularly with the evaluation, development and production of several precious metal projects.

Alan Lindsay

Mr. Lindsay, 68, was appointed as the Company’s Chairman on July 27, 2011. Mr. Lindsay has served on the Board of Terra Firma Resources Inc. since August 2011. Mr. Lindsay is the co-founder of Uranium Energy Corp. in 2005 and continues to serve as its Chairman. He is also a founder of MIV Therapeutics Inc. and from 2001 to January 2008 served as the Chairman, President and CEO. Mr. Lindsay was a founder of AZCO Mining Inc. and served as Chairman, President and CEO from 1992 to 2000. Mr. Lindsay also co-founded Anatolia Minerals Development and New Oroperu Resources, two publicly traded companies with gold discoveries. Mr. Lindsay was Chairman of TapImmune from 2007 to 2009 and helped reorganize the company and arranged for the acquisition of the technology from The University of British Columbia. Mr. Lindsay was a Director of Strategic American Oil Corporation from 2007-2010. Mr. Lindsay also served on the Board of Hana Mining Ltd. from 2005 to 2008. Mr. Lindsay was chosen to be a director of the Company based on his general industry experience.

Kjeld Thygesen

Mr. Thygesen, 72, was appointed to the Company’s Board of Directors on September 28, 2016. Below is a summary of Mr. Thygesen’s extensive experience, particularly in precious metals:

•Resource Development Partners Ltd, a regulated investment manager under the Financial Conduct Authority of the UK. 2012 - present.

•Musgrave Investments Ltd, a Monaco based family office. Resource Advisor. 2005 - present.

•Resource Investment Trust PLC, a closed end, London listed resource investment company. Investment Director.  2002 - 2006.

•Ivanhoe Mines Ltd, a Canadian mining company with major interests in Asia. Independent Director on audit and governance committees. 2001 - 2011.

•Lion Resource Management, a specialist manager for investments in mining and natural resources, including the precious metal Midas Fund US, a top performer rated by Lipper Services. 1989 - 2004.

•N M Rothschild & Sons Ltd, Manager - Commodities and Natural Resources Department. Served on the board of several Canadian resource companies. 1979 - 1989

•James Capel & Co, International mining research on precious metal companies. 1972 - 1979

•African Selection Trust (Selection Trust London), Mining Research. 1970 - 1972.

•University of Natal - South Africa, B. Commerce, 1968. Majors: Economics and Accountancy

RECOMMENDATION OF THE BOARD FOR PROPOSAL 1

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE ELECTION

AS DIRECTORS OF THE NOMINEES LISTED ABOVE

Information Regarding the Board and its Committees

Director Meeting and Attendance

Our Board of Directors did not hold any formal meetings during the year ended December 31, 2019 but did take action by unanimous written consent in lieu of meetings on occasion.

Our Board of Directors currently consists of Messrs. Beling, Lindsay and Thygesen. Biographical information regarding Messrs. Beling, Lindsay and Thygesen is set forth above.

Board Independence

We are not subject to any director independence standards. Using the definition of independence set forth in the rules of the NYSE American, Mr. Thygesen and Mr. Lindsay would be considered independent directors of the Company.

Committees

In May 2019, the Board of Directors appointed an audit committee charter and members. The audit committee charter is available on our website at www.bullfroggold.com. Given our size and the development of our business to date, we believe that the Board of Directors and Audit Committee can perform all of the duties and responsibilities which might be contemplated by additional committees. We do not have an audit committee financial expert because we do not have the resources to retain such an individual at this time.

Except as may be provided in our bylaws, we do not currently have specified procedures in place pursuant to which whereby security holders may recommend nominees to the Board of Directors.

Audit Committee

Our audit committee consists of Alan Lindsay and Kjeld Thygesen, each of whom is a non-employee director and David Beling, President and CEO, the audit committee members are also the Board of Directors. Our audit committee did not have formal meetings during 2019.

Our audit committee is responsible for, among other things:

•selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•evaluating the qualifications, performance and independence of our independent auditors;

•monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•reviewing the adequacy and effectiveness of our internal control policies and procedures;

•discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

•preparing the audit committee report that the SEC requires in our annual proxy statement.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Code of Ethics and Business Conduct

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors. The full text of our code of business conduct and ethics is posted on the investor relations section of our website (www.bullfroggold.com).

Board Leadership Structure

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in the best interests of the Company and its shareholders to separate these roles. Mr. Beling is our President and Chief Executive Officer. Mr. Lindsay is the Chairman of our Board of Directors. We believe it is in the best interest of the Company to have the Chairman and Chief Executive Officer roles separated because it allows us to separate the strategic and oversight roles within our board structure.

Our Board’s Role in Risk Oversight

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company, our Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Employee, Officer and Director Hedging

We have not adopted any practices or policies relating to employee, officer and director hedging.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Bullfrog Gold Corp.

c/o Corporate Secretary

Quail Run Drive, Grand Junction, Colorado

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

While we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The audit committee has selected the accounting firm of Davidson & Company LLP (“Davidson & Company”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Davidson & Company has served as the Company’s independent registered public accounting firm since June 2019 and is considered by the audit committee, the Board of Directors, and management of the Company to be well qualified. Our prior auditor was Peterson Sullivan LLP.

The stockholders are being asked to ratify the audit committee’s appointment of Davidson & Company LLP for the year ending December 31, 2020. If the stockholders fail to ratify this appointment, the audit committee may, but will not be required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of Davidson & Company will be present at the annual meeting and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees Paid to Auditors

Audit Fees

For the fiscal year ended December 31, 2019, the fees billed by Davidson & Company LLP, our principal accountant, to us for services rendered for the review of the financial statements included in the quarterly reports on Form 10-Q filed with the SEC were $10,000 and $15,000 was charged for the 2019 audit of the annual financial statements.

For the fiscal year ended December 31, 2018, the aggregate fees billed by Peterson Sullivan LLP, our previous principal accountant, to us for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports on Form 10-Q and the services provided in connection with the statutory and regulatory filings or engagements for those fiscal years and registration statements filed with the SEC were approximately $6,000.

Audit-Related Fees

For the fiscal years ended December 31, 2019 and 2018, there were no fees billed to us by our principal accountant for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, there were no fees billed to us by Davidson & Company or Peterson Sullivan LLP.

All Other Fees

For the fiscal years ended December 31, 2019 and 2018, there were no fees billed to us by our principal accountant for services other than services described above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The policy of our Audit Committee is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock and Series B Preferred Stock (on an as-converted basis) cast on the matter is needed to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020. An abstention will have the same legal effect as a vote against the ratification of Davidson & Company LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE

STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT

Membership and Role of Audit Committee

The audit committee of our Board of Directors is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Alan Lindsay, Kjeld Thygesen and David Beling. The audit committee operates pursuant to a written charter adopted by the Board of Directors which may be found on the corporate section of our website (www.bullfroggold.com). We believe that Mr. Lindsay and Mr. Thygesen of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. Their functions are not intended to duplicate or certify the activities of management and the independent auditors. Alan Lindsay is chair of the audit committee.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (PCAOB), including Auditing Standard 1301 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our Board of Directors (and our board has approved) that our audited financial statements for the year ended December 31, 2019 be included in the Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2020 for ratification by stockholders at the Company’s annual meeting.

The Audit Committee currently consists of Alan Lindsay, Kjeld Thygesen and David Beling.

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above (the “named executive officers”) and in the Summary Compensation Table below. The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Bullfrog Gold Corp. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2020 Proxy Statement, as such compensation is disclosed in the Company’s 2020 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Board of Directors will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS AS SUCH COMPENSATOIN IS DISCLOSED IN THE COMPANY’S PROXY STATEMENT

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the recommendation of the Board of Directors but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT
AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE
COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY
COMPENSATION TABLE FOR THAT YEAR.

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS AND DIRECTORS

Directors and Executive Officers

The following persons are our executive officers and directors and hold the positions set forth opposite their respective names.

Name	Age	Position
David Beling	78	President, Chief Executive Officer, Secretary, Treasurer and Director
Alan Lindsay	68	Chairman
Kjeld Thygesen	72	Director
Tyler Minnick	50	Chief Financial Officer

Biographical information regarding Mr. Beling, Mr. Lindsay, and Mr. Thygesen is set forth under “Proposal 1” above.

Tyler Minnick

Mr. Minnick was appointed to be the Chief Financial Officer for the Company in April 2019. From August 2011 to September 2014 he was the Director of Finance and Administration as a fulltime employee of the Company and has been working as a consultant with the Company since September 2014. His principal occupation since September 2018 is acting as a Certified Public Accountant with Grand Mesa CPAs, LLC.  From May 2018 to September 2018, he was a financial reporting manager with Bowie Resources, LLC, and from September 2014 to May 2018 was the Director of Finance and Administration of the Grand Junction Airport.

Summary Compensation Table

The table below sets forth, for the last two fiscal years, the compensation earned by our chief executive officer and chief financial officer. No other executive officer had annual compensation in excess of $100,000 during the last two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
David Beling, President, Chief Executive Officer, Secretary, Treasurer and Director	2018	100,000	--	$23,000		--	--	--	$123,000
	2019	100,000	--	$85,000		--	--	--	$185,000

Tyler Minnick, Chief Financial Officer	2019	--	--	--		--	--	$41,040	$41,040

* Represents the aggregate grant date fair value computed in accordance with FASB 123. See Form 8K filed October 15, 2019 and November 15, 2018 for stock awards in 2019 and 2018, respectively.

Employment Agreements

On September 30, 2011, we entered into an employment agreement with David Beling pursuant to which Mr. Beling would serve as our President and Chief Executive Officer for a period of two years (with an automatic one year extension each anniversary date) in consideration for an annual salary of $200,000, amended to $100,000 starting January 1, 2016.

Upon termination of Mr. Beling’s employment prior to expiration of the employment period (unless Mr. Beling’s employment is terminated for Cause or Mr. Beling terminates his employment without Good Reason) (as such terms are defined in Mr. Beling’s employment agreement), Mr. Beling shall be entitled to receive any and all reasonable expenses paid or incurred by Mr. Beling in connection with and related to the performance of his duties and responsibilities for the Company during the period ending on the termination date, any accrued but unused vacation time through the termination date in accordance with Company policy and an amount equal to Mr. Beling’s base salary and annual bonus during the prior 12 months.

Outstanding Equity Awards At Year End December 31, 2019

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) Unexercisable	Option Exercise Price ($)	Name Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
David Beling	1,775,000	--	$0.025	03/30/2025	--
David Beling	2,000,000	--	$0.136	12/01/2027	--
Tyler Minnick	355,000	--	$0.025	03/30/2025	--
Tyler Minnick	500,000	--	$0.136	12/01/2027	--

Director Compensation

We have not adopted compensation arrangements for members of our Board of Directors. During the year ended December 31, 2019, none of our directors received cash compensation for serving on our Board of Directors.  However, on October 3, 2019, the Board of Directors of Bullfrog Gold Corp. (the “Company”) approved a stock compensation distribution to board members Alan Lindsay, Chairman; Kjeld Thygesen, board member; and David Beling, CEO, President and board member. On October 10, 2019, there were 500,000 shares issued to each for a total of 1,500,000 shares with the fair market value of $0.17 per share determined by the closing price of the Company’s common stock as of October 11, 2019.

The shares and options are 100% percent vested as of the grant date.

The following table shows compensation paid to our directors (excluding compensation included under our summary compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
Alan Lindsay	-	85,000	-	-	85,000
Kjeld Thygesen	-	85,000	-	-	85,000
David Beling, discussed above	-	-	-	-	-

* Represents the aggregate grant date fair value computed in accordance with FASB 123. See Form 8K filed October 15, 2019 for stock awards in 2019.

TRANSACTIONS WITH RELATED PERSONS

Except as described below, since January 1, 2018, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors or their family members.

On October 3, 2019, the Board of Directors approved a stock compensation distribution to board members Alan Lindsay, Chairman; Kjeld Thygesen, board member; and David Beling, CEO, President and board member. On October 10, 2019, the Company issued 500,000 shares of common stock to each for a total of 1,500,000 shares with the fair market value of $0.17 per share

On November 12, 2018, the Board of Directors approved a stock compensation distribution to board members Alan Lindsay, Chairman; Kjeld Thygesen, board member; and David Beling, CEO, President and board member. The Company issued 500,000 shares of common stock to each for a total of 1,500,000 shares with the fair market value of $0.046 per share

Pursuant to Mr. Beling’s employment contract with the Company, the Company will reimburse Mr. Beling $600 per month for space used for the Company’s current principal executive office.

As of December 31, 2019, and December 31, 2018, the Company has a related party payable with David Beling, CEO and President, of $635,775 and $578,764, respectively. This amount at December 31, 2019 consists of $213,450 of expense reports plus interest of $150,940 and salary of $191,666 plus interest of $79,719. Interest is accrued at a rate of 1% per month.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ David Beling
David Beling
Chief Executive Officer and Director

Dated:	April 13, 2020
Grand Junction, Colorado

BULLFROG GOLD CORP.

Security Class: Common Stock

FORM OF PROXY

Annual General Meeting to be held on Friday May 15, 2020

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 11:00 am, Pacific Daylight Savings Time, on Wednesday May 13, 2020, or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS
MAIL or HAND DELIVERY	National Securities Administrators Ltd. 702 - 777 Hornby Street Vancouver, BC V6Z 1S4
FACSIMILE - 24 Hours a Day	604-559-8908
EMAIL	proxy@transferagent.ca
ONLINE	As listed on Form of Proxy or Voter Information Card

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

BULLFROG GOLD CORP.

Appointment of Proxyholder

I/We, being holder(s) of BULLFROG GOLD CORP. hereby appoint: David Beling, President & CEO, or, failing him, Tyler Minnick, CFO	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.	___________________

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of BULLFROG GOLD CORP. to be held at Suite 702 - 777 Hornby Street, Vancouver, BC V6Z 1S4 on Friday May 15, 2020 at 11:00 am, Pacific Daylight Savings Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors	For	Withheld

i) Alan Lindsay	[ ]	[ ]

ii) Kjeld Thygesen	[ ]	[ ]

iii) David Beling	[ ]	[ ]

2. Ratification of Appointment of Auditor	For	Against	Abstain

To ratify the appointment of Davidson & Company LLP as auditor of the Company for the year ending December 31, 2020	[ ]	[ ]	[ ]

3. Say on Pay	For	Against	Abstain

To approve, by non-binding vote, the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Proxy Statement Summary Compensation Table.	[ ]	[ ]	[ ]

4. Say on Pay Compensation	1 Year	2 Years	3 Years	Abstain

To recommend, by non-binding vote, the frequency of executive compensation advisory vote.	[ ]	[ ]	[ ]	[ ]

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

_______________________________________

_______________________________________

Print Name(s) & Signing Capacity(ies), if applicable

__________________________________

Date (MM-DD-YY)

THIS PROXY MUST BE DATED

BULLFROG GOLD CORP.

INTERIM FINANCIAL STATEMENTS	ANNUAL FINANCIAL STATEMENTS

[ ] Mark this box if you would like to receive Interim Financial Statements by mail.	[ ] Mark this box if you would like to receive Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A.  If you would like to receive the report(s) by mail, please make your selection and return to National Securities Administrators Ltd at 702 – 777 Hornby Street, Vancouver, BC V6Z 1S4

Alternatively, you may choose to access the report(s) online at www.sedar.com

BULLFROG GOLD CORP. will use information collected solely for the mailing of such financial statements.

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